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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04963
                                   ---------------------------------------------

                                The Berwyn Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    1189 Lancaster Avenue           Berwyn, Pennsylvania               19312
--------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip code)

                                  Kevin M. Ryan

  The Killen Group, Inc.      1189 Lancaster Avenue      Berwyn, PA      19312
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222
                                                    ----------------------------

Date of fiscal year end:        December 31, 2008
                           -----------------------------

Date of reporting period:       December 31, 2008
                           -----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.


                  | THE
[GRAPHIC OMITTED] | BERWYN
                  | FUNDS


           BERWYN FUND o BERWYN INCOME FUND o BERWYN CORNERSTONE FUND


                                ANNUAL REPORT
                                DECEMBER 31, 2008


                                                            NO LOAD MUTUAL FUNDS
                                                            Shareholder Services
                                                 c/o Ultimus Fund Solutions, LLC
                                    P.O. Box 46707 | Cincinnati, Ohio 45246-0707
                                                                1 (800) 992-6757
                                                          www.theberwynfunds.com

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================
                                                                            PAGE
                                                                            ----

Letter from the President................................................    3-4

Berwyn Fund Portfolio Manager's Letter...................................    5-6

    Growth of a $10,000 Investment.......................................      7

Berwyn Income Fund Portfolio Manager's Letter............................    8-9

    Growth of a $10,000 Investment.......................................     10

Berwyn Cornerstone Fund Portfolio Manager's Letter.......................  11-13

    Growth of a $10,000 Investment.......................................     14

Schedule of Investments - Berwyn Fund....................................  15-17

Schedule of Investments - Berwyn Income Fund.............................  18-22

Schedule of Investments - Berwyn Cornerstone Fund........................  23-25

Statements of Assets and Liabilities.....................................     26

Statements of Operations.................................................     27

Statements of Changes In Net Assets......................................     28

Financial Highlights - Berwyn Fund.......................................     29

Financial Highlights - Berwyn Income Fund................................     30

Financial Highlights - Berwyn Cornerstone Fund...........................     31

Notes to Financial Statements............................................  32-37

Report of Independent Registered Public Accounting Firm..................     38

About Your Funds' Expenses ..............................................  39-40

Other Information........................................................     40

Board of Trustees and Executive Officers.................................  41-42

Federal Tax Information..................................................     42

THE BERWYN FUNDS
================================================================================

                               2008 ANNUAL REPORT
                                THE BERWYN FUNDS
                           LETTER FROM THE PRESIDENT

January 23, 2009

Dear Shareholder:

In 2008 the sub-prime mortgage debacle revealed itself to be a much larger problem than generally believed and, in fact, was symptomatic of a wide range of abuses that had become embedded in the Nation's investment banking system. These abuses have led to the collapse, or impairment, of major financial institutions and resulted in major stock and bond market declines during the fourth quarter of last year. Fear dominated the behavior of businessmen, consumers and investors, while the economy slowed dramatically.

The Berwyn Funds did not escape what many have described as the worst bear market since the Great Depression. However, I am pleased to report that for the year each of our Funds did well versus their reference indices. As detailed in the individual Fund reports, the Berwyn Fund outperformed the Russell 2000 Index and the Berwyn Cornerstone outperformed the S&P 500 Index as well as the S&P 400 Mid-Cap Index. The Berwyn Income Fund's performance compared favorably with the Lipper Income Fund Index and Merrill Lynch High Yield Master II Index, but did not do as well as the Citigroup Broad Investment Grade Index, which is weighted heavily with Government bonds. Our performance was not an accident, in my opinion, but was a consequence of our adherence to a value oriented investment style that tempered the vicious declines in our stock and bond investments. Moreover, our investments had minimal exposure to the residential housing and mortgage banking sectors of the economy.

Despite my personal disappointment with the fraud, greed and recklessness exhibited by the perpetrators of this global financial disaster, as well as the failure of our regulatory bodies, I remain bullish on capitalism and the future of the United States. Indeed, as horrific as it was, the action within the equity markets paralleled the bottoming processes exhibited in previous bear markets, most notably the 1973-1974 downturn. In fact, it is possible that the net asset values per share of The Berwyn Funds reached their nadir during the third week of November. At this time, market volatility is less, the number of stocks making new 52-week lows is minimal and the credit markets are beginning to function more normally as compared to last autumn.

It is also fair to point out that this bear market is different. Bear markets of this magnitude begin from a period characterized by excessive stock valuations across a broad spectrum of equities and/or very high interest rates. Neither of these conditions existed last year. Whereas falling stock prices and a reduction in the money supply led to banking failures during the 1929-1932 Bear Market, the genesis of this decline was in the failure of certain segments within the financial system. Clearly, the speed with which the large banking institutions can be stabilized and confidence restored will be a major determinant in the pace of our economic recovery.

Meanwhile, at The Berwyn Funds the team is working hard with its signature passion for value investing. While we are proud of last year's performance, we are far from satisfied and today we feel a little wiser, but maybe somewhat humbler, than a year ago. We thank you for your continued confidence.

Very truly yours,

/s/ Robert E. Killen

Robert E. Killen,
President

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE BERWYN FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS AND SHOULD BE READ BEFORE INVESTING. THE FUNDS' PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUNDS' WEB SITE (WWW.THEBERWYNFUNDS.COM) OR BY CALLING 1-800-992-6757.

The President's Letter seeks to describe some of the Advisor's current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

       THE BERWYN FUNDS ARE DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

THE BERWYN FUNDS
================================================================================

                               2008 ANNUAL REPORT
                                  BERWYN FUND
                          A SERIES OF THE BERWYN FUNDS

January 23, 2009

Dear Berwyn Fund Shareholder:

Berwyn Fund's ("BF") net asset value per share fell from $24.42 to $17.78 during the 2008 calendar year. The decline included a small dividend payment of $0.03 per share at year-end. On a total return basis, the Berwyn Fund dropped 27.09 percent for the year.

The BF's primary benchmark, the Russell 2000 Index, fell 33.79 percent for the year, while the Russell 2000 Value Index declined 28.92 percent. In addition to outperforming these two indices, according to Morningstar the BF finished in the upper 19th percentile(1) of small-cap value mutual funds for the year. Morningstar is the well-known mutual fund rating service that is recognized and relied upon by many professional investors.

As we entered 2008, we thought that the stock market was fairly priced and, as we said in last year's report, were anticipating a positive year. As the year progressed, however, the scope of the sub-prime mortgage problem continued to grow and the economy slowed. Nevertheless, we were not directly invested in the housing or mortgage-related sectors and through the first nine months of the year the BF's net asset value per share had fallen a modest 3.48 percent. In late September and early October, when the implications of certain derivative financial instruments, including credit default swaps and structured debt products came to light, the BF was faced with the most tumultuous financial markets since the Great Depression. Small-cap stocks, which as a group had held up very well earlier in the year, succumbed to widespread fear and panic selling. Mutual fund redemptions, margin calls and the collapse of many hedge funds contributed heavily to the "forced" selling of both stocks and bonds. Volatility was incredibly high as confusion reigned about the future of the Nation's economy.

================================================================================
                                  BERWYN FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2008 (UNAUDITED)

                              [PIE CHART OMITTED]

                   Industrials                         22.8%
                   Consumer Discretionary              15.9%
                   Consumer Staples                     6.8%
                   Energy                               5.6%
                   Financials                          20.9%
                   Health Care                          4.1%
                   Information Technology              15.4%
                   iShares                              2.7%
                   Short-Term Investments               5.8%
================================================================================

The BF used the cash that was available to buy those stocks that appeared to be ridiculously mispriced. We also sold the BF's least attractive holdings in order to reduce the Fund's tax

------------------------
(1) The Berwyn Fund's percentile rankings for 1, 5 and 10 year periods, and the number of funds in each category for the respective time periods, are 19 (438), 29 (269) and 40 (121).

liability and we reduced over-weighted positions in an effort to lower risk. Throughout this entire process we attempted to increase the overall quality of the portfolio.

Specifically, we acquired two new positions in the Fund: 3Com, a designer, installer and servicer of networking systems, and Dress Barn, a ladies clothing retailer. The BF also added to its holdings of American Equity Investment Life, Chiquita Brands, Exide Technologies, Gulf Island Fabrication, Knoll, LaBranche and Newpark Resources. Shares of Callon Petroleum, Carbo Ceramics, Monaco Coach and Tollgrade Communications were eliminated. Finally, we reduced the BF's exposure to Agilysys, FPIC Insurance, Granite Construction, Rehabcare, SkyWest Airlines, Suffolk Bancorp, Southwestern Energy and YRC Worldwide.

Given the discouraging news on the economy, corporate irresponsibility and multiple frauds within the investment advisory community, we are encouraged with the more recent behavior of the equity markets. In our opinion the markets began a bottoming process last October and possibly hit their lows during the week ended November 21st. The individual stock trading patterns that have been developing suggest that there is the potential for a dynamic rally in the event of any positive news. Our "technical" observations are strongly supported by the deeply discounted prices at which stocks are selling relative to their earnings potential and book values. We believe that it is most probable that current stock prices have already discounted the effects of the economic recession on corporate earnings and long-term owners of stocks will be generously rewarded in the years to come.

The accompanying graph illustrates the performance of the BF compared to its reference index, the Russell 2000, for the past 10 years. Although the past decade has been a very difficult period for investors, the BF has been able to register a total return of 81.17 percent versus 34.69 percent for the Russell 2000. The performance of many other major indices has been worse. For example, the Dow Jones Industrial Average, S&P 500 and NASDAQ recorded total returns of
18.01 percent, -13.00 percent and -23.96 percent, respectively, during the same 10 year period. While this data supports our confidence in the BF and small-cap value investing, we are frustrated that we have not done better in the recent past. This frustration manifests itself in a continuous reevaluation of our methodology and improvements in implementing the investment process.

At year-end the BF held 40 individual stock positions compared to 37 last year. Net assets were $118 million versus $119 million at the end of 2007. The slight decline in assets is a consequence of the fall in stock prices which was mostly offset by shareholder purchases being greater than redemptions. The industry sectors in which the Fund's assets are invested are shown in the accompanying pie chart. The weighted average market capitalization of the stocks in the BF portfolio at year-end was $615 million compared to $932 million last year.

The BF's management team appreciates your support and continued confidence.

Sincerely,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

================================================================================
   FUND PERFORMANCE FOR PERIODS ENDED 12/31/08 (AVERAGE ANNUAL TOTAL RETURNS)

                                    One Year    Five Years    Ten Years
                                    --------    ----------    ---------
      Berwyn Fund                    -27.09%       0.65%        6.12%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.
================================================================================

The expense ratio for Berwyn Fund for the year ended 12/31/08 was 1.29%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN BERWYN FUND AND RUSSELL 2000 INDEX

                              [LINE GRAPH OMITTED]

                                Berwyn Fund     Russell 2000 Index
                                -----------     ------------------
                Dec 1998          $10,000            $10,000
                Dec 1999            9,540             12,126
                Dec 2000            9,741             11,759
                Dec 2001           12,559             12,052
                Dec 2002           11,695              9,583
                Dec 2003           17,544             14,111
                Dec 2004           21,548             16,698
                Dec 2005           24,173             17,458
                Dec 2006           25,796             20,665
                Dec 2007           24,846             20,341
                Dec 2008           18,117             13,469

Past performance is not predictive of future performance.

THE BERWYN FUNDS
================================================================================

                               2008 ANNUAL REPORT
                               BERWYN INCOME FUND
                          A SERIES OF THE BERWYN FUNDS

January 23, 2009

Dear Berwyn Income Fund Shareholder:

Total  return to  shareholders  of the Berwyn  Income Fund  ("BIF") was negative
10.19 percent for the year ended December 31, 2008. Net asset value ("NAV") per share declined from $12.10 on December 31, 2007 to $10.30 on December 31, 2008. The NAV declined in part due to distributions paid to shareholders. BIF distributed quarterly dividends from net investment income totaling $0.603 in 2008 versus $0.590 in 2007. No long-term or short-term capital gains distributions were paid during 2008.

During the year, the sub-prime mortgage crisis expanded to such a degree that it undermined the global banking system and investors' confidence in the future. Amidst turbulent financial markets, the prudence of BIF's balanced approach to investing, with its emphasis on in-depth analysis of individual securities, was evident. As the year progressed, BIF used its relatively high quality fixed income allocation and its cash reserves to gradually increase its lower rated corporate bond holdings at, in our estimation, very favorable prices.

================================================================================
                               BERWYN INCOME FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2008 (UNAUDITED)

                              [PIE CHART OMITTED]

                  Corporate Bonds                        66.1%
                  Common Stocks                          26.4%
                  Preferred Stocks                        0.0%
                  Short-term Investments                  7.5%
================================================================================

In keeping with BIF's objective to generate income while preserving capital in real terms, approximately two-thirds of BIF's portfolio was invested in fixed income securities as of December 31, 2008. BIF's portfolio consists of a blend of investment grade bonds, high yield bonds, convertible bonds and dividend-paying stocks. BIF's reference indices reflect the major losses in common stock and corporate bond indices during the year: the Lipper Income Fund Index, our only reference index with an equity component, and the Merrill Lynch High Yield Master II Index, which measures the high yield bond market, produced total returns of negative 20.13 percent and negative 26.39 percent, respectively. In contrast, the Citigroup Broad Investment Grade Index, comprised of government bonds and investment grade corporate bonds, showed a positive total return of 7.02 percent as investors sought to avoid credit risk by buying Treasury securities, driving their yields to record lows.

BIF employs a disciplined, in-depth research process that places emphasis on understanding each company's business and making a careful assessment of the potential risks and rewards. This process has enabled BIF to avoid speculative areas hurt by the current crisis, such as home-builders and mortgage lenders, as well as high profile corporate casualties such as Lehman Bros., Fannie Mae, Freddie Mac, American International Group, Washington Mutual and Citigroup. When purchasing corporate bonds, BIF focuses on companies that generate free cash from operations and, therefore, are less dependent on borrowing in the credit markets.

In  the   atmosphere  of  financial   crisis  and  economic   uncertainty   that
characterized 2008, the corporate bond market came under extreme selling pressure creating, in our opinion, many opportunities for value-minded investors. Our data, going back to the early `90's, show credit yield spreads widening to unprecedented levels. BIF used its cash reserves and proceeds from the sale of Treasury securities, Agency bonds and other high quality bonds to buy lower rated corporate bonds with much higher yields. Among the new investment-grade corporate bond positions are Home Depot, Quest Diagnostics and Health Care REIT. In the area of high yield bonds, important additions were made, including Foot Locker, Church & Dwight and Chiquita Brands, plus a new position was established in the bonds of Hanger Orthopedic during the fourth quarter. In a related area, convertible bonds came under selling pressure from hedge funds during the third and fourth quarters. We believe this selling pressure produced some exceptional values and purchases in the convertible bonds of LifePoint Hospitals, American Equity Investment Life, Financial Federal Corp., Valeant Pharmaceuticals, Omnicare and School Specialty, Inc. were made.

Economic recession, an impaired banking system and strained credit markets have combined to create a daunting environment for investors. However, we continue to strive for excellence and are building upon our experience and existing processes to address the challenges and opportunities ahead while striving to achieve BIF's stated objectives. Thank you for your continued loyalty.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

================================================================================
   FUND PERFORMANCE FOR PERIODS ENDED 12/31/08 (AVERAGE ANNUAL TOTAL RETURNS)

                                    One Year     Five Years     Ten Years
                                    --------     ----------     ---------
      Berwyn Income Fund             -10.19%        2.79%         5.94%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BIF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.
================================================================================

The expense ratio for Berwyn Income Fund for the year ended 12/31/08 was 0.73%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends and distributions (total return). All index returns listed herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           BERWYN INCOME FUND, CITIGROUP BROAD INVESTMENT GRADE INDEX
                  AND MERRILL LYNCH HIGH YIELD MASTER II INDEX

                              [LINE GRAPH OMITTED]

                                                         Merrill Lynch
                                     Citigroup Broad       High Yield
                     Berwyn Income   Investment Grade      Master II
                       Fund (BIF)      Index (BIG)      Index (MLHYMII)
                       ----------      -----------      ---------------
         Dec 1998       $10,000          $10,000            $10,000
         Dec 1999        10,083            9,917             10,252
         Dec 2000        10,693           11,066              9,727
         Dec 2001        12,203           12,009             10,162
         Dec 2002        13,348           13,221              9,970
         Dec 2003        15,514           13,777             12,776
         Dec 2004        16,752           14,393             14,165
         Dec 2005        17,080           14,763             14,553
         Dec 2006        18,557           15,402             16,265
         Dec 2007        19,826           16,513             16,622
         Dec 2008        17,806           17,672             12,235

Past performance is not predictive of future performance.


           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
                BERWYN INCOME FUND AND LIPPER INCOME FUND INDEX

                              [LINE GRAPH OMITTED]

                              Berwyn Income     Lipper Income
                                Fund (BIF)     Fund Index (LII)
                                ----------     ----------------
                  Dec 1998       $10,000           $10,000
                  Dec 1999        10,083            10,486
                  Dec 2000        10,693            11,042
                  Dec 2001        12,203            11,116
                  Dec 2002        13,348            10,660
                  Dec 2003        15,514            12,355
                  Dec 2004        16,752            13,282
                  Dec 2005        17,080            13,761
                  Dec 2006        18,557            15,197
                  Dec 2007        19,826            16,053
                  Dec 2008        17,806            12,822

Past performance is not predictive of future performance.

THE BERWYN FUNDS
================================================================================

                               2008 ANNUAL REPORT
                            BERWYN CORNERSTONE FUND
                          A SERIES OF THE BERWYN FUNDS

January 23, 2009

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund's ("BCF") net asset value per share declined from $13.62 to $9.63 for the year ended December 31, 2008. BCF paid a modest income dividend of $0.0921 for the year. BCF's total return for the year was negative 28.61 percent. BCF's return, while disappointing on an absolute basis, nevertheless outperformed its primary benchmarks, the S&P 500 Index and the S&P Midcap 400 Index, which declined 37.00 percent and 36.23 percent, respectively, during 2008.

================================================================================
                            BERWYN CORNERSTONE FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                         DECEMBER 31, 2008 (UNAUDITED)

                              [PIE CHART OMITTED]

                  Materials                               3.1%
                  Industrials                            14.3%
                  Consumer Discretionary                  7.3%
                  Consumer Staples                       13.6%
                  Energy                                  6.5%
                  Financials                             13.6%
                  Health Care                            16.9%
                  Information Technology                 13.9%
                  iShares                                 3.1%
                  Short-Term Investments                  7.7%
================================================================================

Stocks that added to BCF's return last year included Waste Management, BJ's Wholesale Club and Coca-Cola. Waste Management was the only stock that BCF held for the full twelve months that showed a gain, registering a total return of 4.79%. Its business results remained relatively stable during the year despite the economic backdrop. The other two stocks with positive returns were ones that were not held by BCF for the full twelve-month period. BJ's Wholesale is a company that had performed well for the Fund over several years. We sold the stock in early April, viewing it as fully valued. At the time of sale, BJ's Wholesale had recorded a total return of 4.43% for 2008. Coca-Cola is a stock that we had researched and approved for purchase several quarters ago, but were waiting for a more attractive price level to establish a position. During the fourth quarter's stock market drop, we believed Coca-Cola had reached a level at which the potential return outweighed the risk that it might go lower. Coca-Cola had a solid finish to the year, gaining 10.00% since we established the position.

Stocks that underperformed during the year included Alcoa, Inc, down 68.26 percent on a total return basis, Ethan Allen, which declined 47.73 percent, and General Electric, which declined 53.98 percent. All of these stocks experienced declines in profitability during the year. Alcoa and GE remain underweighted positions in BCF as we reassess their longer-term fundamentals. If we believe their longer-term prospects to be significantly impaired, we will look for an opportunity to sell both securities. We believe that Ethan Allen remains a well run business and that its performance will depend on whether or not the economic backdrop improves in 2009.

During the fourth quarter, BCF's holdings in Coach, Harley Davidson and Progress Energy were sold. New positions were established in Emerson Electric, a manufacturer and marketer of electrical products and systems, and Coca-Cola during the last quarter of 2008.

We have written at length in past shareholders' letters about the issues facing the financial markets. What began as a housing market bubble that reached unsustainable levels has developed into a much broader economic decline underlined by economic activity seemingly grinding to a halt in last year's final quarter. The combination of the Lehman Brothers' bankruptcy, the takeover of Fannie Mae and Freddie Mac by the government and the forced sale of Washington Mutual created an environment where investors have become extremely risk averse in a very short period of time. During this time, the cost to borrow funds for anyone other than the U.S. government has skyrocketed and valuation multiples on most stocks have contracted significantly.

The contraction in available credit during the latter part of 2008 created forced selling in both stocks and bonds by investors who were overextended. A significant piece of this selling came from the hedge fund industry whose troubles have been well documented. When considering how economies and financial markets operate, one recognizes that a large dose of faith is involved in the process. Faith that the asset an investor holds, whether it be a stock, a bond, a home or a bank account, will be worth an equivalent or greater amount in the future than it was yesterday is critical to the financial markets' functioning. This faith has been severely tested, even shaken, for many investors as the value of most asset classes has declined this past year.

Our approach to investing has always been one of trying to determine which stocks are being undervalued by the marketplace and thus offer attractive investment potential. We believe that a business has a value that is primarily based upon its potential for future profitability. The future, in our minds, extends well past the current, or even the next quarter's financial results. However, for many investors it is expedient to value a business based on the short-term results generated in the current quarter or year. This is best reflected by significant moves in a stock's price, up or down, based upon whether or not it beats the "Street's" earnings estimates in a particular quarter. This short-term focus most often results in longer term frustration and poor performance for an investor. Current profitability can be either strong or weak for a variety of reasons that may, or may not, recur. For example, the economic climate is currently the major factor driving profitability. However, when analyzing a potential investment for BCF, we examine not only current results, but also consider results of years past, then forecast what future results might look like under various scenarios, both good and bad.

Today's business news makes the above discussion timely. With reported results worsening, many people are valuing businesses from a short-term orientation and projecting today's poor results into the future. This may turn out to be correct, but it may be a poor predictor of what profits will be three, five or ten years down the road. Our measured approach to valuing businesses takes into account both short-term and long-term issues. At this juncture, our research indicates that there are some very strong companies being valued as though their profitability will erode significantly and permanently; history suggests that this is an overly pessimistic long-term view.

When short-term profits were abnormally high a few years ago, we avoided those sectors and companies where investors were pricing in future results that appeared to be unsustainable. Now, in our opinion, the reverse is true. Many companies and investment sectors are probably undervalued. We do not know how long current depressed results will prevail, but we are of the opinion that the companies owned by BCF have strong financial reserves and industry positions that will allow them to both survive a severe downturn and emerge a stronger player with reduced competition. We believe that using a process such as the one described, as opposed to focusing primarily on short-term results, is the best way to invest money for the long term.

The confidence that our shareholders have shown is very much appreciated. We are shareholders of BCF ourselves and work hard each day to maximize its long-term returns. We look forward to reporting to you on our progress in 2009.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

================================================================================
   FUND PERFORMANCE FOR PERIODS ENDED 12/31/08 (AVERAGE ANNUAL TOTAL RETURNS)

                                                           Since Inception
                                   One Year    Five Years      (5/01/02)
                                   --------    ----------      ---------
      Berwyn Cornerstone Fund       -28.61%      -0.27%          2.01%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN BCF WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA CITED. CURRENT MONTH END DATA IS AVAILABLE AT WWW.THEBERWYNFUNDS.COM.
================================================================================

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/08 were 2.78% and 2.00%, respectively. The Advisor has contractually agreed to waive all or a portion of its management fees in order to limit BCF's ratio expenses to average net assets to 2.00%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF's dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND AND SHOULD BE READ BEFORE INVESTING. THE FUND'S PROSPECTUS MAY BE OBTAINED BY DOWNLOADING IT FROM THE FUND'S WEB SITE OR BY CALLING 1-800-992-6757.

             COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
       IN BERWYN CORNERSTONE FUND, S&P 500 INDEX AND S&P MID-CAP 400 INDEX

                              [LINE GRAPH OMITTED]

                                  Berwyn
                               Cornerstone    S&P 500    S&P Mid-Cap
                                   Fund        Index      400 Index
                                   ----        -----      ---------
           May 2002              $10,000      $10,000      $10,000
           Dec 2002                9,890        8,197        8,020
           Dec 2003               11,580       10,548       10,876
           Dec 2004               12,810       11,696       12,669
           Dec 2005               13,502       12,270       14,261
           Dec 2006               15,970       14,208       15,733
           Dec 2007               16,000       14,989       16,988
           Dec 2008               11,423        9,443       10,833

Past performance is not predictive of future performance.

BERWYN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 92.5%                                    SHARES       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.7%
Ducommun, Inc. ....................................      192,666   $  3,217,522
                                                                   ------------

AIRLINES -- 3.3%
SkyWest, Inc. .....................................      207,700      3,861,143
                                                                   ------------

AUTO - TRUCK TRAILERS -- 2.0%
Wabash National Corp.+ ............................      534,475      2,405,137
                                                                   ------------

AUTO PARTS & EQUIPMENT -- 2.9%
Exide Technologies+ ...............................      657,800      3,479,762
                                                                   ------------

BANKS -- 7.9%
Old National Bancorp ..............................      204,500      3,713,720
Suffolk Bancorp ...................................      157,911      5,632,685
                                                                   ------------
                                                                      9,346,405
                                                                   ------------
BUILDING MATERIALS -- 0.0%
Patrick Industries, Inc.+ .........................       23,290          8,384
                                                                   ------------

COMMERCIAL PRINTING -- 5.7%
Courier Corp. .....................................      188,931      3,347,857
Ennis, Inc. .......................................      286,078      3,464,405
                                                                   ------------
                                                                      6,812,262
                                                                   ------------
COMMUNICATIONS EQUIPMENT -- 2.7%
3Com Corp.+ .......................................    1,426,000      3,237,020
                                                                   ------------

COMPUTERS -- 4.0%
Agilysys, Inc. ....................................      272,300      1,168,167
CIBER, Inc.+ ......................................      740,308      3,560,881
                                                                   ------------
                                                                      4,729,048
                                                                   ------------
CONSTRUCTION & ENGINEERING -- 3.9%
Granite Construction, Inc. ........................      105,000      4,612,650
                                                                   ------------

ELECTRONIC EQUIPMENT,
INSTRUMENTS & COMPONENTS -- 2.7%
Advanced Energy Industries, Inc.+ .................      320,700      3,187,758
                                                                   ------------

ELECTRONICS -- 2.6%
Methode Electronics, Inc. .........................      458,425      3,089,785
                                                                   ------------

FOOD -- 3.8%
Chiquita Brands International, Inc.+ ..............      304,800      4,504,944
                                                                   ------------

HAND/MACHINE TOOLS -- 0.1%
Hardinge, Inc. ....................................       27,550        111,027
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 92.5% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.1%
LifePoint Hospitals, Inc.+ ........................      141,500   $  3,213,465
RehabCare Group, Inc.+ ............................      109,784      1,664,325
                                                                   ------------
                                                                      4,877,790
                                                                   ------------
HOME FURNISHINGS -- 3.9%
Ethan Allen Interiors, Inc. .......................      165,800      2,382,546
Hooker Furniture Corp. ............................      291,847      2,235,548
                                                                   ------------
                                                                      4,618,094
                                                                   ------------
INSURANCE -- 10.1%
American Equity Investment Life Holding Co. .......      607,250      4,250,750
FPIC Insurance Group, Inc.+ .......................      102,715      4,454,750
Horace Mann Educators Corp. .......................      349,350      3,210,526
                                                                   ------------
                                                                     11,916,026
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- 1.5%
Vasco Data Security International, Inc.+ ..........      169,000      1,744,080
                                                                   ------------

INVESTMENT BANK/BROKER -- 3.0%
LaBranche & Co., Inc.+ ............................      735,100      3,521,129
                                                                   ------------

MACHINERY -- 2.0%
Tennant Co. .......................................      150,500      2,317,700
                                                                   ------------

MISCELLANEOUS MANUFACTURING -- 2.7%
Sturm, Ruger & Co., Inc.+ .........................      531,700      3,174,249
                                                                   ------------

OFFICE FURNITURE PRODUCTS -- 2.1%
Knoll, Inc. .......................................      281,000      2,534,620
                                                                   ------------

OIL & GAS -- 1.3%
Southwestern Energy Co.+ ..........................       51,600      1,494,852
                                                                   ------------

OIL & GAS SERVICES -- 4.4%
Gulf Island Fabrication, Inc. .....................      210,931      3,024,751
Newpark Resources, Inc.+ ..........................      595,550      2,203,535
                                                                   ------------
                                                                      5,228,286
                                                                   ------------
RETAIL -- 2.8%
Genesco, Inc.+ ....................................      195,200      3,302,784
                                                                   ------------

RETAIL - FOOD -- 3.1%
Ingles Markets, Inc. - Class A ....................      210,194      3,693,109
                                                                   ------------

SAVINGS & LOANS -- 0.2%
CFS Bancorp, Inc. .................................       60,943        223,661
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 92.5% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 4.7%
Cohu, Inc. ........................................      256,050   $  3,103,326
Rudolph Technologies, Inc.+ .......................      682,200      2,408,166
                                                                   ------------
                                                                      5,511,492
                                                                   ------------
SPECIALTY RETAIL -- 1.7%
Dress Barn, Inc.+ .................................      193,200      2,074,968
                                                                   ------------

TRANSPORTATION -- 0.6%
YRC Worldwide, Inc.+ ..............................      231,800        662,948
                                                                   ------------

TOTAL COMMON STOCKS (Cost $153,361,086) ...........                $109,498,635
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 2.8%                             SHARES       VALUE
--------------------------------------------------------------------------------
iShares Russell 2000 Value Index Fund
  (Cost $4,987,959) ...............................       67,000   $  3,294,390
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 5.8%                                SHARES       VALUE
--------------------------------------------------------------------------------
First American Government Obligations Fund -
  Class Y, 0.679%* ................................    3,454,106   $  3,454,106
First American Treasury Obligations Fund -
  Class Y, 0.169%* ................................    3,454,106      3,454,106
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $6,908,212) ........                $  6,908,212
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 101.1%
(Cost $165,257,257) ...............................                $119,701,237

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1%) ...                  (1,352,607)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $118,348,630
                                                                   ============

+     Non-income producing security.

* Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 26.0%                                    SHARES       VALUE
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 0.6%
Gentex Corp. ......................................      170,000   $  1,496,000
                                                                   ------------

BANKS -- 3.3%
New York Community Bancorp, Inc. ..................      200,000      2,392,000
Old National Bancorp ..............................       88,000      1,598,080
Suffolk Bancorp ...................................       60,659      2,163,706
TCF Financial Corp. ...............................       35,000        478,100
U.S. Bancorp ......................................       49,000      1,225,490
                                                                   ------------
                                                                      7,857,376
                                                                   ------------
BEVERAGES -- 1.0%
Coca-Cola Co. (The) ...............................       53,000      2,399,310
                                                                   ------------

COMMERCIAL PRINTING -- 1.9%
Ennis, Inc. .......................................      360,000      4,359,600
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES -- 0.3%
JPMorgan Chase & Co. ..............................       22,000        693,660
                                                                   ------------

ELECTRICAL EQUIPMENT -- 0.8%
Emerson Electric Co. ..............................       48,000      1,757,280
                                                                   ------------

ELECTRONICS -- 1.3%
Methode Electronics, Inc. .........................      459,571      3,097,508
                                                                   ------------

FOOD -- 1.5%
ConAgra Foods, Inc. ...............................      106,000      1,749,000
Kraft Foods, Inc. - Class A .......................       66,000      1,772,100
                                                                   ------------
                                                                      3,521,100
                                                                   ------------
FOOD - WHOLESALE -- 1.3%
SYSCO Corp. .......................................      130,000      2,982,200
                                                                   ------------

HEALTH CARE - PRODUCTS -- 1.5%
Johnson & Johnson .................................       59,000      3,529,970
                                                                   ------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.7%
Hill-Rom Holdings, Inc. ...........................       98,000      1,613,080
                                                                   ------------

HOUSEHOLD PRODUCTS -- 1.0%
Kimberly-Clark Corp. ..............................       43,000      2,267,820
                                                                   ------------

INSURANCE -- 1.4%
Allstate Corp. (The) ..............................       85,000      2,784,600
American Equity Investment Life Holding Co. .......       74,100        518,700
                                                                   ------------
                                                                      3,303,300
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 26.0% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
MEDICAL SUPPLIES -- 1.8%
Hillenbrand Industries, Inc. ......................      256,660   $  4,281,089
                                                                   ------------

MISCELLANEOUS MANUFACTURING -- 0.9%
3M Co. ............................................       26,000      1,496,040
General Electric Co. ..............................       44,500        720,900
                                                                   ------------
                                                                      2,216,940
                                                                   ------------
PHARMACEUTICALS -- 3.6%
Abbott Laboratories ...............................       19,000      1,014,030
AstraZeneca PLC - ADR .............................       99,000      4,061,970
GlaxoSmithKline PLC - ADR .........................       93,000      3,466,110
                                                                   ------------
                                                                      8,542,110
                                                                   ------------
RETAIL - FOOD -- 1.0%
Ingles Markets, Inc. - Class A ....................      128,980      2,266,179
                                                                   ------------

SEMICONDUCTORS -- 0.8%
Intel Corp. .......................................      120,000      1,760,400
                                                                   ------------

SOFTWARE -- 1.3%
Microsoft Corp. ...................................      155,000      3,013,200
                                                                   ------------

TOTAL COMMON STOCKS (Cost $67,149,059) ............                $ 60,958,122
                                                                   ------------

================================================================================
PREFERRED STOCKS -- 0.0%                                  SHARES       VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
Grace Acquisition PFD B (Cost $1,754,661) .........       76,000   $     87,879
                                                                   ------------

================================================================================
CORPORATE BONDS -- 64.9%                               PAR VALUE       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.4%
Hexcel Corp., 6.75%, due 02/01/15 .................   $1,118,000   $    849,680
                                                                   ------------

AIRLINES -- 0.2%
Southwest Airlines Co., 5.25%, due 10/01/14 .......      708,000        534,105
                                                                   ------------

BOOK PUBLISHING -- 0.7%
McGraw-Hill Cos., Inc. (The), 6.55%, due 11/15/37 .    2,430,000      1,739,443
                                                                   ------------

CHEMICALS -- 0.5%
Union Carbide Corp., 6.70%, due 04/01/09 ..........    1,183,000      1,182,684
                                                                   ------------

COMMERCIAL PRINTING -- 1.6%
Cenveo, Inc., 7.875%, due 12/01/13 ................    7,021,000      3,668,473
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 64.9% (CONTINUED)                   PAR VALUE       VALUE
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 4.6%
Financial Federal Corp., 2.00%, due 04/15/34 CV ...   $4,085,000   $  3,931,813
School Specialty, Inc., 3.75%, due 08/01/23 CV ....    1,000,000        773,750
School Specialty, Inc., 3.75%, due 11/30/26 CV ....    8,835,000      6,162,412
                                                                   ------------
                                                                     10,867,975
                                                                   ------------
CONSUMER PRODUCTS -- 3.1%
Church & Dwight Co., Inc., 6.00%, due 12/15/12 ....    7,461,000      7,162,560
                                                                   ------------

CORRECTIONAL FACILITIES -- 3.9%
Corrections Corp. of America, 7.50%, due 05/01/11 .    1,095,000      1,084,050
Corrections Corp. of America, 6.25%, due 03/15/13 .    5,835,000      5,426,550
GEO Group, Inc. (The), 8.25%, due 07/15/13 ........    3,090,000      2,726,925
                                                                   ------------
                                                                      9,237,525
                                                                   ------------
COSMETICS & PERSONAL CARE -- 2.7%
Chattem, Inc., 7.00%, due 03/01/14 ................    7,432,000      6,391,520
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES -- 1.4%
CIT Group, Inc., 2.926%, due 08/17/09* ............    2,314,000      2,224,076
Goldman Sachs Group, Inc., 5.00%, due 01/15/11 ....    1,100,000      1,065,454
                                                                   ------------
                                                                      3,289,530
                                                                   ------------
ELECTRIC UTILITIES -- 4.1%
Black Hills Corp., 6.50%, due 05/15/13 ............    3,000,000      2,928,981
Constellation Energy Group, Inc., 4.55%,
  due 06/15/15 ....................................    4,175,000      3,170,679
PSEG Power, Inc., 5.50%, due 12/01/15 .............    3,897,000      3,482,632
                                                                   ------------
                                                                      9,582,292
                                                                   ------------
ELECTRICAL EQUIPMENT -- 1.1%
Itron, Inc., 7.75%, due 05/15/12 ..................    3,000,000      2,583,750
                                                                   ------------

FOOD -- 2.2%
Chiquita Brands International, Inc., 7.50%,
  due 11/01/14 ....................................    4,747,000      3,227,960
Chiquita Brands International, Inc., 8.875%,
  due 12/01/15 ....................................    2,785,000      1,977,350
                                                                   ------------
                                                                      5,205,310
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES -- 7.1%
Hanger Orthopedic Group, Inc., 10.25%, due 06/01/14    2,790,000      2,497,050
Humana, Inc., 6.30%, due 08/01/18 .................    5,138,000      3,849,107
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV .    2,591,000      1,862,281
Omnicare, Inc., 3.25%, due 12/15/35 CV ............    7,107,000      3,988,804
Quest Diagnostics, Inc., 5.45%, due 11/01/15 ......    2,686,000      2,356,455
Quest Diagnostics, Inc., 6.40%, due 07/01/17 ......    1,468,000      1,348,954
Quest Diagnostics, Inc., 6.95%, due 07/01/37 ......    1,000,000        855,279
                                                                   ------------
                                                                     16,757,930
                                                                   ------------
INFORMATION SERVICES -- 2.1%
Equifax, Inc., 6.30%, due 07/01/17 ................    2,455,000      1,778,387
Equifax, Inc., 6.90%, due 07/01/28 ................    2,070,000      1,342,480
Equifax, Inc., 7.00%, due 07/01/37 ................    3,031,000      1,896,454
                                                                   ------------
                                                                      5,017,321
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 64.9% (CONTINUED)                   PAR VALUE       VALUE
--------------------------------------------------------------------------------
INSURANCE -- 2.8%
American Equity Investment Life Holding Co.,
  5.25%, due 12/06/24 CV ..........................  $10,450,000   $  6,557,375
                                                                   ------------

MEDIA -- 1.6%
Comcast Corp., 5.30%, due 01/15/14 ................    1,256,000      1,174,524
TCI Communications, Inc., 7.875%, due 02/15/26 ....    1,664,000      1,726,651
TCI Communications, Inc., 7.125%, due 02/15/28 ....    1,000,000        945,695
                                                                   ------------
                                                                      3,846,870
                                                                   ------------
METAL PRODUCTS -- 0.7%
Valmont Industries, Inc., 6.875%, due 05/01/14 ....    1,900,000      1,615,000
                                                                   ------------

MISCELLANEOUS MANUFACTURING -- 0.6%
General Electric Co., 5.25%, due 12/06/17 .........    1,333,000      1,328,930
                                                                   ------------

OIL & GAS -- 2.1%
Frontier Oil Corp., 6.625%, due 10/01/11 ..........    5,555,000      5,027,275
                                                                   ------------

PACKAGING & CONTAINERS -- 2.2%
Silgan Holdings, Inc., 6.75%, due 11/15/13 ........    5,944,000      5,111,840
                                                                   ------------

PHARMACEUTICALS -- 2.6%
Valeant Pharmaceuticals Intl., 3.00%,
  due 08/16/10 CV .................................    6,880,000      6,209,200
                                                                   ------------

REAL ESTATE INVESTMENT TRUSTS -- 2.8%
Health Care REIT, Inc., 8.00%, due 09/12/12 .......    2,270,000      1,945,004
Health Care REIT, Inc., 6.00%, due 11/15/13 .......    4,530,000      3,049,986
Health Care REIT, Inc., 5.875%, due 05/15/15 ......    2,125,000      1,467,176
                                                                   ------------
                                                                      6,462,166
                                                                   ------------
RETAIL -- 4.4%
Home Depot, Inc. (The), 5.25%, due 12/16/13 .......    1,107,000      1,033,713
Home Depot, Inc. (The), 5.40%, due 03/01/16 .......    1,200,000      1,073,904
Home Depot, Inc. (The), 5.875%, due 12/16/36 ......    4,490,000      3,520,618
Kohl's Corp., 7.375%, due 10/15/11 ................      600,000        588,455
Woolworth Corp., 8.50%, due 01/15/22 ..............    5,301,000      4,028,760
                                                                   ------------
                                                                     10,245,450
                                                                   ------------
RETAIL - FOOD -- 2.6%
Ingles Markets, Inc., 8.875%, due 12/01/11 ........    7,000,000      6,090,000
                                                                   ------------

TELECOMMUNICATIONS -- 3.6%
Ameritech Capital Funding Corp., 6.875%,
  due 10/15/27 ....................................    2,000,000      2,001,340
Cincinnati Bell, Inc., 8.375%, due 01/15/14 .......    6,496,000      5,001,920
Verizon Communications, Inc., 4.75%, due 10/01/13 .    1,500,000      1,329,855
                                                                   ------------
                                                                      8,333,115
                                                                   ------------
See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
CORPORATE BONDS -- 64.9% (CONTINUED)                   PAR VALUE       VALUE
--------------------------------------------------------------------------------
TOYS/GAMES/HOBBIES -- 1.6%
Hasbro, Inc., 6.30%, due 09/15/17 .................   $  180,000   $    170,198
Hasbro, Inc., 6.60%, due 07/15/28 .................    3,730,000      3,497,173
                                                                   ------------
                                                                      3,667,371
                                                                   ------------
TRANSPORTATION -- 1.6%
Bristow Group, Inc., 6.125%, due 06/15/13 .........    3,412,000      2,456,640
Westinghouse Air Brake Technologies Corp.,
  6.875%, due 07/31/13 ............................    1,560,000      1,341,600
                                                                   ------------
                                                                      3,798,240
                                                                   ------------

TOTAL CORPORATE BONDS (Cost $174,253,724) .........                $152,362,930
                                                                   ------------

================================================================================
MONEY MARKET FUNDS -- 7.4%                                SHARES       VALUE
--------------------------------------------------------------------------------
First American Government Obligations Fund -
  Class Y, 0.679%* ................................    8,631,189   $  8,631,189
First American Treasury Obligations Fund -
  Class Y, 0.169%* ................................    8,631,190      8,631,190
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $17,262,379) .......                $ 17,262,379
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 98.3%
(Cost $260,419,823) ...............................                $230,671,310

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7% .....                   3,973,442
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $234,644,752
                                                                   ============

ADR - American Depositary Receipt.

PFD - Preferred Stock.

CV - Convertible Security.

* Variable rate security. The rate shown is the effective interest rate as of December 31, 2008.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008
================================================================================
COMMON STOCKS -- 89.2%                                    SHARES       VALUE
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 2.8%
Gentex Corp. ......................................       14,250   $    125,400
TRW Automotive Holdings Corp.+ ....................       12,925         46,530
                                                                   ------------
                                                                        171,930
                                                                   ------------
BANKS -- 2.9%
New York Community Bancorp, Inc. ..................       14,775        176,709
                                                                   ------------

BEVERAGES -- 3.8%
Coca-Cola Co. (The) ...............................        5,075        229,745
                                                                   ------------

COMPUTERS -- 3.0%
Hewlett-Packard Co. ...............................        5,000        181,450
                                                                   ------------

DIVERSIFIED FINANCIAL SERVICES -- 2.5%
JPMorgan Chase & Co. ..............................        4,750        149,768
                                                                   ------------

ELECTRICAL EQUIPMENT -- 3.5%
Emerson Electric Co. ..............................        5,725        209,592
                                                                   ------------

ENVIRONMENTAL CONTROL -- 3.3%
Waste Management, Inc. ............................        5,975        198,012
                                                                   ------------

FOOD -- 3.3%
ConAgra Foods, Inc. ...............................       11,975        197,587
                                                                   ------------

FOOD - WHOLESALE -- 3.3%
SYSCO Corp. .......................................        8,700        199,578
                                                                   ------------

HEALTH CARE -- PRODUCTS -- 4.1%
Johnson & Johnson .................................        4,175        249,790
                                                                   ------------

HOME FURNISHINGS -- 1.0%
Ethan Allen Interiors, Inc. .......................        4,425         63,587
                                                                   ------------

INSURANCE -- 8.2%
Allstate Corp. (The) ..............................        6,500        212,940
Unum Group ........................................       15,375        285,975
                                                                   ------------
                                                                        498,915
                                                                   ------------
MEDIA -- 2.9%
Walt Disney Co. (The) .............................        7,800        176,982
                                                                   ------------

MEDICAL SUPPLIES -- 3.2%
Hillenbrand Industries, Inc. ......................       11,800        196,824
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 89.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
METAL - ALUMINUM -- 3.1%
Alcoa, Inc. .......................................       16,600   $    186,916
                                                                   ------------

MISCELLANEOUS MANUFACTURING -- 4.8%
3M Co. ............................................        2,625        151,043
General Electric Co. ..............................        8,650        140,130
                                                                   ------------
                                                                        291,173
                                                                   ------------
OIL & GAS -- 2.7%
Chevron Corp. .....................................        2,225        164,583
                                                                   ------------

OIL FIELD SERVICES -- 3.8%
BJ Services Co. ...................................       19,575        228,440
                                                                   ------------

PHARMACEUTICALS -- 12.8%
Abbott Laboratories ...............................        3,750        200,138
AstraZeneca PLC - ADR .............................        6,750        276,952
GlaxoSmithKline PLC - ADR .........................        5,925        220,825
Pfizer, Inc. ......................................        4,600         81,466
                                                                   ------------
                                                                        779,381
                                                                   ------------
RETAIL -- 3.3%
Best Buy Co., Inc. ................................        7,225        203,095
                                                                   ------------

SEMICONDUCTORS -- 7.8%
Intel Corp. .......................................       12,275        180,074
QLogic Corp.+ .....................................       14,425        193,872
Teradyne, Inc.+ ...................................       23,925        100,964
                                                                   ------------
                                                                        474,910
                                                                   ------------
SOFTWARE -- 3.1%
Microsoft Corp. ...................................        9,650        187,596
                                                                   ------------

TOTAL COMMON STOCKS (Cost $7,191,053) .............                $  5,416,563
                                                                   ------------

================================================================================
EXCHANGE-TRADED FUNDS -- 3.1%                             SHARES       VALUE
--------------------------------------------------------------------------------
iShares S&P Midcap 400 Index Fund .................        2,325   $    124,294
iShares S&P Midcap 400 Value Index Fund ...........        1,275         64,158
                                                                   ------------
TOTAL EXCHANGE-TRADED FUNDS (Cost $269,778) .......                $    188,452
                                                                   ------------

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
MONEY MARKET FUNDS -- 7.7%                                SHARES       VALUE
--------------------------------------------------------------------------------
First American Government Obligations Fund -
  Class Y, 0.679%* ................................      234,713   $    234,713
First American Treasury Obligations Fund -
  Class Y, 0.169%* ................................      234,712        234,712
                                                                   ------------
TOTAL MONEY MARKET FUNDS (Cost $469,425) ..........                $    469,425
                                                                   ------------

TOTAL INVESTMENTS AT VALUE -- 100.0%
(Cost $7,930,256) .................................                $  6,074,440

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0% .....                       1,921
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $  6,076,361
                                                                   ============

ADR - American Depositary Receipt.

+     Non-income producing security.

* Variable rate security. The rate shown is the 7-day effective yield as of December 31, 2008.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008
=========================================================================================================
                                                                             BERWYN            BERWYN
                                                           BERWYN            INCOME         CORNERSTONE
                                                            FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities:
  At Market Value (Cost $165,257,257, $260,419,823
    and $7,930,256 for Berwyn Fund, Berwyn Income
    Fund and Berwyn Cornerstone Fund, respectively)
    (Note 2) .......................................   $  119,701,237    $  230,671,310    $    6,074,440
Receivables:
  Dividends ........................................           75,814           174,385            14,489
  Interest .........................................               --         2,703,426                --
  Fund Shares Sold .................................           53,222         1,618,330               490
  Investment Securities Sold .......................          172,076         2,030,000                --
Other Assets .......................................           18,012            17,816             6,711
                                                       --------------    --------------    --------------
    TOTAL ASSETS ...................................      120,020,361       237,215,267         6,096,130
                                                       --------------    --------------    --------------

LIABILITIES
Payables:
  Fund Shares Redeemed .............................          939,839           298,736             5,175
  Investment Securities Purchased ..................          599,971         2,125,811                --
  Accrued Investment Advisory Fees (Note 5) ........           96,203            94,991             1,579
  Accrued Administration Fees (Note 5) .............           14,500            26,075             3,100
Other Accrued Expenses and Liabilities .............           21,218            24,902             9,915
                                                       --------------    --------------    --------------
    TOTAL LIABILITIES ..............................        1,671,731         2,570,515            19,769
                                                       --------------    --------------    --------------

NET ASSETS .........................................   $  118,348,630    $  234,644,752    $    6,076,361
                                                       ==============    ==============    ==============

NET ASSETS CONSIST OF:
Paid-in Capital ....................................   $  168,435,559    $  270,809,426    $    8,041,793
Undistributed Net Investment Income ................               --             2,693                --
Accumulated Net Realized Losses ....................       (4,530,909)       (6,418,854)         (109,616)
Net Unrealized Depreciation on Investment Securities      (45,556,020)      (29,748,513)       (1,855,816)
                                                       --------------    --------------    --------------
NET ASSETS .........................................   $  118,348,630    $  234,644,752    $    6,076,361
                                                       ==============    ==============    ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (NO PAR VALUE, UNLIMITED AUTHORIZED) .............        6,656,940        22,785,126           631,229
                                                       ==============    ==============    ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE .......   $        17.78    $        10.30    $         9.63
                                                       ==============    ==============    ==============

MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2) ........   $        17.60    $        10.20    $         9.53
                                                       ==============    ==============    ==============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008
==================================================================================================
                                                                         BERWYN          BERWYN
                                                         BERWYN          INCOME        CORNERSTONE
                                                          FUND            FUND            FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .......................................   $  1,793,009    $  2,515,194    $    199,255
  Interest ........................................         42,364      11,930,683           1,363
                                                      ------------    ------------    ------------
    Total Investment Income .......................      1,835,373      14,445,877         200,618
                                                      ------------    ------------    ------------

EXPENSES
  Investment Advisory Fees (Note 5) ...............      1,320,973       1,187,071          71,521
  Administration Fees (Note 5) ....................        200,344         330,194          39,030
  Postage and Supplies ............................         31,164          43,537          14,222
  Registration Fees ...............................         33,712          29,520          19,421
  Professional Fees ...............................         30,170          30,170          22,267
  Custodian and Bank Service Fees .................         40,811          30,102           6,232
  Report Printing .................................         13,612          20,514           2,699
  Trustees' Fees and Expenses .....................         10,439          10,439          10,439
  Insurance .......................................         12,045          17,575           1,139
  Compliance Service Fees and Expenses (Note 5) ...          4,355           4,355           4,355
  Other Expenses ..................................          7,779          19,339           7,461
                                                      ------------    ------------    ------------
    Total Expenses Before Fee Waivers by Advisor ..      1,705,404       1,722,816         198,786
  Less Fees Waived by Advisor (Note 5) ............             --              --         (55,745)
                                                      ------------    ------------    ------------
    Net Expenses ..................................      1,705,404       1,722,816         143,041
                                                      ------------    ------------    ------------

  Net Investment Income ...........................        129,969      12,723,061          57,577
                                                      ------------    ------------    ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net Realized Losses from Sales
    of Investment Securities ......................     (4,250,215)     (6,410,171)       (109,450)
  Net Change in Net Unrealized Appreciation
    (Depreciation) on Investment Securities .......    (44,488,731)    (31,855,458)     (2,404,715)
                                                      ------------    ------------    ------------

  Net Realized and Unrealized Losses on Investments    (48,738,946)    (38,265,629)     (2,514,165)
                                                      ------------    ------------    ------------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .......................   $(48,608,977)   $(25,542,568)   $ (2,456,588)
                                                      ============    ============    ============

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                                     BERWYN                        BERWYN
                                                        BERWYN                       INCOME                     CORNERSTONE
                                                         FUND                         FUND                          FUND
                                              -------------------------------------------------------------------------------------
                                                  YEAR           YEAR           YEAR           YEAR           YEAR          YEAR
                                                 ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                                12/31/08       12/31/07       12/31/08       12/31/07       12/31/08      12/31/07
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income ...................   $    129,969   $    315,004   $ 12,723,061   $ 11,110,575   $    57,577   $    91,787
  Net Realized Gains (Losses) from
    Sales of Investment Securities ........     (4,250,215)    14,082,308     (6,410,171)     8,316,537      (109,450)      527,142
  Capital Gain Distributions from
    Real Estate Investment Trusts .........             --             --             --         14,391            --            --
  Net Change in Net Unrealized Appreciation
    (Depreciation) on Investment Securities    (44,488,731)   (18,817,838)   (31,855,458)    (3,841,463)   (2,404,715)     (623,471)
                                              ------------   ------------   ------------   ------------   -----------   -----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........    (48,608,977)    (4,420,526)   (25,542,568)    15,600,040    (2,456,588)       (4,542)
                                              ------------   ------------   ------------   ------------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income ..............       (166,993)      (278,272)   (12,721,928)   (11,117,094)      (57,584)      (91,792)
  From Realized Gains from
    Sales of Investment Securities ........            (90)   (14,287,832)            --     (8,054,630)          (20)     (525,340)
                                              ------------   ------------   ------------   ------------   -----------   -----------
    Decrease in Net Assets
      Resulting from Distributions ........       (167,083)   (14,566,104)   (12,721,928)   (19,171,724)      (57,604)     (617,132)
                                              ------------   ------------   ------------   ------------   -----------   -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold ...............     91,493,554     31,850,543     90,783,143     48,420,477     1,833,951     1,114,993
  Net Asset Value of Shares Issued in
    Reinvestment of Distributions
    to Shareholders .......................        160,798     14,305,213     11,707,847     17,701,359        57,604       616,164
  Proceeds from Redemption
    Fees Collected (Note 2) ...............        166,259         26,947         95,019         36,932         1,346            --
  Shares Redeemed .........................    (44,099,368)   (56,579,464)   (72,357,498)   (48,704,027)     (724,889)   (1,135,390)
                                              ------------   ------------   ------------   ------------   -----------   -----------
    Net Increase (Decrease) in Net Assets
      from Capital Share Transactions .....     47,721,243    (10,396,761)    30,228,511     17,454,741     1,168,012       595,767
                                              ------------   ------------   ------------   ------------   -----------   -----------

    Total Increase (Decrease) in Net Assets     (1,054,817)   (29,383,391)    (8,035,985)    13,883,057    (1,346,180)      (25,907)

NET ASSETS
  Beginning of Year .......................    119,403,447    148,786,838    242,680,737    228,797,680     7,422,541     7,448,448
                                              ------------   ------------   ------------   ------------   -----------   -----------
  End of Year .............................   $118,348,630   $119,403,447   $234,644,752   $242,680,737   $ 6,076,361   $ 7,422,541
                                              ============   ============   ============   ============   ===========   ===========

UNDISTRIBUTED NET INVESTMENT INCOME .......   $         --   $     36,789   $      2,693   $      1,560   $        --   $        --
                                              ============   ============   ============   ============   ===========   ===========

CAPITAL SHARES ISSUED AND REDEEMED
  Sold ....................................      3,902,786      1,086,789      8,111,649      3,869,989       141,181        72,229
  Reinvested ..............................          9,343        583,648      1,049,814      1,444,825         6,070        44,976
  Redeemed ................................     (2,145,132)    (1,945,473)    (6,427,734)    (3,898,897)      (61,035)      (75,306)
                                              ------------   ------------   ------------   ------------   -----------   -----------
  Net Increase (Decrease) from Fund
    Share Transactions ....................      1,766,997       (275,036)     2,733,729      1,415,917        86,216        41,899
  Shares Outstanding, Beginning of Year ...      4,889,943      5,164,979     20,051,397     18,635,480       545,013       503,114
                                              ------------   ------------   ------------   ------------   -----------   -----------
  Shares Outstanding, End of Year .........      6,656,940      4,889,943     22,785,126     20,051,397       631,229       545,013
                                              ============   ============   ============   ============   ===========   ===========

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS
================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================
                                                                         YEARS ENDED
                                            ----------------------------------------------------------------------
                                             12/31/08       12/31/07       12/31/06       12/31/05       12/31/04
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......   $    24.42     $    28.81     $    29.67     $    28.96     $    24.78
                                            ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ..........         0.02           0.07           0.05           0.02          (0.01)
  Net Realized and Unrealized Gains
    (Losses) on Investment Securities ...        (6.65)         (1.13)          1.91           3.48           5.64
                                            ----------     ----------     ----------     ----------     ----------
    Total Income (Loss) from
      Investment Operations.. ...........        (6.63)         (1.06)          1.96           3.50           5.63
                                            ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS
  Dividends from Net Investment Income ..        (0.03)         (0.06)         (0.05)         (0.02)            --
  Distributions from Net Realized Gains
    from Sales of Investment Securities .        (0.00)*        (3.28)         (2.82)         (2.83)         (1.48)
                                            ----------     ----------     ----------     ----------     ----------
    Total Distributions .................        (0.03)         (3.34)         (2.87)         (2.85)         (1.48)
                                            ----------     ----------     ----------     ----------     ----------

PROCEEDS FROM REDEMPTION FEES
  COLLECTED (NOTE 2) ....................         0.02           0.01           0.05           0.06           0.03
                                            ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF YEAR ............   $    17.78     $    24.42     $    28.81     $    29.67     $    28.96
                                            ==========     ==========     ==========     ==========     ==========

TOTAL RETURN ............................      (27.09%)        (3.68%)         6.71%         12.18%         22.83%
                                            ==========     ==========     ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's) .......   $  118,349     $  119,403     $  148,787     $  185,696     $  114,928

  Ratio of Expenses to Average Net Assets        1.29%          1.27%          1.26%          1.28%          1.20%

  Ratio of Net Investment Income (Loss)
    to Average Net Assets.. .............        0.10%          0.22%          0.12%          0.11%         (0.08%)

  Portfolio Turnover Rate ...............          38%            40%            38%            31%            23%

*     Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================
                                                                         YEARS ENDED
                                            ----------------------------------------------------------------------
                                             12/31/08       12/31/07       12/31/06       12/31/05       12/31/04
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......   $    12.10     $    12.28     $    11.85     $    12.13     $    11.74
                                            ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income .................         0.60           0.59           0.57           0.51           0.51
  Net Realized and Unrealized Gains
    (Losses) on Investment Securities ...        (1.80)          0.24           0.43          (0.28)          0.40
                                            ----------     ----------     ----------     ----------     ----------
    Total Income (Loss) from
      Investment Operations.. ...........        (1.20)          0.83           1.00           0.23           0.91
                                            ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS
  Dividends from Net Investment Income ..        (0.60)         (0.59)         (0.57)         (0.51)         (0.53)
  Distributions from Net Realized Gains
    from Sales of Investment Securities .           --          (0.42)            --             --             --
                                            ----------     ----------     ----------     ----------     ----------
    Total Distributions .................        (0.60)         (1.01)         (0.57)         (0.51)         (0.53)
                                            ----------     ----------     ----------     ----------     ----------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) ...............         0.00*          0.00*          0.00*          0.00*          0.01
                                            ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF YEAR ............   $    10.30     $    12.10     $    12.28     $    11.85     $    12.13
                                            ==========     ==========     ==========     ==========     ==========

TOTAL RETURN ............................      (10.19%)         6.83%          8.65%          1.96%          7.98%
                                            ==========     ==========     ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's) .......   $  234,645     $  242,681     $  228,798     $  234,728     $  205,615

  Ratio of Expenses to Average Net Assets        0.73%          0.70%          0.73%          0.72%          0.64%

  Ratio of Net Investment Income
    to Average Net Assets ...............        5.36%          4.70%          4.67%          4.34%          4.54%

  Portfolio Turnover Rate ...............          64%            37%            31%            49%            48%

*     Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================
                                                                         YEARS ENDED
                                            ----------------------------------------------------------------------
                                             12/31/08       12/31/07       12/31/06       12/31/05       12/31/04
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......   $    13.62     $    14.80     $    13.11     $    12.72     $    11.58
                                            ----------     ----------     ----------     ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) ..........         0.09           0.18           0.06          (0.02)         (0.03)
  Net Realized and Unrealized Gains
    (Losses) on Investment Securities ...        (3.99)         (0.15)          2.34           0.71           1.26
                                            ----------     ----------     ----------     ----------     ----------
    Total Income (Loss) from
      Investment Operations.. ...........        (3.90)          0.03           2.40           0.69           1.23
                                            ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS
  Dividends from Net Investment Income ..        (0.09)         (0.18)         (0.06)            --             --
  Distributions from Net Realized Gains
    from Sales of Investment Securities .        (0.00)*        (1.03)         (0.65)         (0.30)         (0.09)
                                            ----------     ----------     ----------     ----------     ----------
    Total Distributions .................        (0.09)         (1.21)         (0.71)         (0.30)         (0.09)
                                            ----------     ----------     ----------     ----------     ----------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2) ...............         0.00*            --           0.00*          0.00*            --
                                            ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF YEAR ............   $     9.63     $    13.62     $    14.80     $    13.11     $    12.72
                                            ==========     ==========     ==========     ==========     ==========

TOTAL RETURN ............................      (28.61%)         0.19%         18.28%          5.40%         10.62%
                                            ==========     ==========     ==========     ==========     ==========

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's) .......   $    6,076     $    7,423     $    7,448     $    5,148     $    2,319

  Ratio of Total Expenses
    to Average Net Assets ...............        2.78%          2.52%          2.85%          3.63%          5.46%

  Ratio of Net Expenses
    to Average Net Assets #. ............        2.00%          2.00%          2.00%          2.00%          1.99%

  Ratio of Net Investment Income (Loss)
    to Average Net Assets ...............        0.03%          0.66%         (0.42%)        (1.79%)        (3.85%)

  Ratio of Net Investment Income (Loss)
    to Average Net Assets #. ............        0.81%          1.18%          0.43%         (0.16%)        (0.38%)

  Portfolio Turnover Rate ...............          46%            38%            23%            18%             7%

*     Amount rounds to less than $0.01 per share.

#     After advisory fee waivers and expense reimbursements by the Advisor.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
================================================================================

1.    ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund's primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2.    ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies used in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source, and actions of the securities markets, such as the suspension or limitation of trading.

The Financial Accounting Standards Board's ("FASB") Statement on Financial Accounting Standards No. 157 "Fair Value Measurements" establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

      o     Level 1 - quoted prices in active markets for identical securities
      o     Level 2 - other significant observable inputs
      o     Level 3 - significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments as of December 31, 2008:

                                                                  BERWYN         BERWYN
                                                   BERWYN         INCOME      CORNERSTONE
VALUATION INPUTS                                    FUND           FUND           FUND
                                                ------------   ------------   ------------
Level 1 - Quoted Prices .....................   $119,701,237   $ 78,308,380   $  6,074,440
Level 2 - Other Significant Observable Inputs             --    152,362,930             --
                                                ------------   ------------   ------------
Total .......................................   $119,701,237   $230,671,310   $  6,074,440
                                                ============   ============   ============

SHARE VALUATION: The net asset value of each Fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2008 and December 31, 2007, proceeds from redemption fees totaled $166,259 and $26,947, respectively, for Berwyn Fund, $95,019 and $36,932, respectively, for Berwyn Income Fund and $1,346 and $0, respectively, for Berwyn Cornerstone Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

COMMON EXPENSES: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

3.    SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2008:

                                                       BERWYN         BERWYN
                                        BERWYN         INCOME       CORNERSTONE
                                         FUND           FUND           FUND
                                     ------------   ------------   ------------
Purchases of investment securities   $ 93,944,843   $179,872,792   $  4,310,802
                                     ============   ============   ============
Proceeds from sales and maturities
  of investment securities .......   $ 45,840,097   $ 96,309,516   $  3,030,118
                                     ============   ============   ============

4.    TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                            ---------------------------------------------------------
                               YEAR         ORDINARY      LONG-TERM        TOTAL
                               ENDED         INCOME     CAPITAL GAINS   DISTRIBUTIONS
-------------------------------------------------------------------------------------
Berwyn Fund...............  12/31/2008    $   166,993    $        90     $   167,083
                            12/31/2007    $ 4,171,583    $10,394,521     $14,566,104
-------------------------------------------------------------------------------------
Berwyn Income Fund........  12/31/2008    $12,721,928    $        --     $12,721,928
                            12/31/2007    $12,819,240    $ 6,352,484     $19,171,724
-------------------------------------------------------------------------------------
Berwyn Cornerstone Fund...  12/31/2008    $    57,584    $        20     $    57,604
                            12/31/2007    $    91,792    $   525,340     $   617,132
-------------------------------------------------------------------------------------

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of December 31, 2008:

                                                         BERWYN          BERWYN
                                        BERWYN           INCOME        CORNERSTONE
                                         FUND             FUND            FUND
                                    -------------    -------------    -------------
Tax Cost of Portfolio Investments   $ 168,852,385    $ 261,437,699    $   8,016,526
                                    =============    =============    =============
Gross Unrealized Appreciation ...   $   5,425,613    $   4,568,741    $     186,050
Gross Unrealized Depreciation ...     (54,576,761)     (35,335,130)      (2,128,136)
                                    -------------    -------------    -------------
Net Unrealized Depreciation
  on Investment Securities ......     (49,151,148)     (30,766,389)      (1,942,086)
Undistributed Ordinary Income ...              --            2,693               --
Capital Loss Carryforwards ......        (935,781)      (5,400,978)         (23,346)
                                    -------------    -------------    -------------
Total Accumulated Deficit .......   $ (50,086,929)   $ (36,164,674)   $  (1,965,432)
                                    =============    =============    =============

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of December 31, 2008, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

                                                      BERWYN          BERWYN
                                       BERWYN         INCOME        CORNERSTONE
EXPIRES                                 FUND           FUND            FUND
                                    ------------   ------------    ------------
December 31, 2016................   $    935,781   $  5,400,978    $     23,346

During the year ended December 31, 2008, Berwyn Fund and Berwyn Cornerstone Fund reclassified distributions in excess of net investment income of $235 and $7, respectively, against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

FASB's Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As required by FIN 48, management has analyzed the Funds' tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2005 through December 31, 2008) and has concluded that no provision for income tax is required in these financials.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS
Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 1.00%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed to reduce its fees as necessary to maintain the Fund's ratio of ordinary operating expenses to average net assets at 2.00%. Accordingly, during the year ended December 31, 2008, the Advisor waived investment advisory fees of $55,745.

The Chief Compliance Officer (the "CCO") of the Trust is an officer of the Advisor. Each Fund pays the Advisor $270 monthly for providing CCO services. In addition, the Funds reimburse the Advisor for any reasonable out-of-pocket expenses relating to these compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 499,225 shares, 339,611 shares and 191,754 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2008.

AFFILIATED BROKER-DEALER
During the year ended December 31, 2008, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $101,045, $38,195 and $9,341, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6.    COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE BERWYN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders of Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund and the Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                 /s/ BRIGGS, BUNTING & DOUGHERTY, LLP
                                     BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 19, 2009

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2008 - December 31, 2008).

The table below illustrates the Funds' ongoing costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

                                                    BEGINNING          ENDING
                                                  ACCOUNT VALUE     ACCOUNT VALUE     EXPENSES PAID
                                                   JULY 1, 2008   DECEMBER 31, 2008   DURING PERIOD*
                                                   ------------   -----------------   --------------
BERWYN FUND
Based on Actual Fund Return .....................   $ 1,000.00       $   747.80         $     5.67
Based on Hypothetical 5% Return (before expenses)   $ 1,000.00       $ 1,018.65         $     6.55

BERWYN INCOME FUND
Based on Actual Fund Return .....................   $ 1,000.00       $   917.50         $     3.57
Based on Hypothetical 5% Return (before expenses)   $ 1,000.00       $ 1,021.42         $     3.76

BERWYN CORNERSTONE FUND
Based on Actual Fund Return .....................   $ 1,000.00       $   760.20         $     8.85
Based on Hypothetical 5% Return (before expenses)   $ 1,000.00       $ 1,015.08         $    10.13

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


                       Berwyn Fund                  1.29%
                       Berwyn Income Fund           0.74%
                       Berwyn Cornerstone Fund      2.00%


OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

------------------------------------------------------------------------------------------------------------
                                                                Position Held               Length of
Trustee               Address                           Age     with the Trust              Time Served
------------------------------------------------------------------------------------------------------------
* Robert E. Killen    1199 Lancaster Avenue             68      President and Trustee       Since
                      Berwyn, PA  19312                                                     February  1983**
------------------------------------------------------------------------------------------------------------
  Denis P. Conlon     1199 Lancaster Avenue             61      Trustee                     Since
                      Berwyn, PA  19312                                                     June 1992**
------------------------------------------------------------------------------------------------------------
  Deborah D. Dorsi    1199 Lancaster Avenue             53      Trustee                     Since
                      Berwyn, PA  19312                                                     April 1998**
------------------------------------------------------------------------------------------------------------
* Kevin M. Ryan       1199 Lancaster Avenue             61      Vice President and Chief    Since
                      Berwyn, PA  19312                         Compliance Officer          October 2004***
------------------------------------------------------------------------------------------------------------
  Robert G. Dorsey    225 Pictoria Drive, Suite 450,    51      Vice President              Since
                      Cincinnati, OH 45246                                                  April 2005
------------------------------------------------------------------------------------------------------------
  Mark J. Seger       225 Pictoria Drive, Suite 450,    47      Treasurer                   Since
                      Cincinnati, OH 45246                                                  April 2005
------------------------------------------------------------------------------------------------------------
  John F. Splain      225 Pictoria Drive, Suite 450,    52      Secretary                   Since
                      Cincinnati, OH 45246                                                  April 2005
------------------------------------------------------------------------------------------------------------

* Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.

** Reflects length of time served as a Trustee to the Trust and as a Director of the Trust's predecessor entities, prior to the reorganization in April 1999.

*** Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and sole shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel and Chief Compliance Officer to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing  Director  of Ultimus  Fund  Solutions,  LLC (the
Trust's  administrator)  and  Ultimus  Fund  Distributors,   LLC  (a  registered
broker-dealer).

THE BERWYN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds' Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-800-992-6757.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended December 31, 2008. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $167,083, $2,151,911 and $57,604, respectively, as Qualified Dividend Income, which may be subject to a maximum tax rate of 15%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

                      (This page intentionally left blank)

                  | THE
[GRAPHIC OMITTED] | BERWYN
                  | FUNDS

           BERWYN FUND o BERWYN INCOME FUND o BERWYN CORNERSTONE FUND

                                                            Shareholder Services
                                                 c/o Ultimus Fund Solutions, LLC
                                    P.O. Box 46707 | Cincinnati, Ohio 45246-0707
                                                                1 (800) 992-6757
                                                              www.theberwynfunds

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Denis P. Conlon. Mr. Conlon is "independent" for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $33,900 and $32,300 with respect to the registrant's fiscal years ended December 31, 2008 and 2007, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,800 and $7,600 with respect to the registrant's fiscal years ended December 31, 2008 and 2007, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
             (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended December 31, 2008 and 2007, aggregate non-audit fees of $7,800 and $7,600, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH      Code of Ethics

Exhibit 99.CERT          Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT       Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds
             -------------------------------------------------------------------

By (Signature and Title)*           /s/ Robert E. Killen
                              --------------------------------------------------
                                    Robert E. Killen, President

Date          February 26, 2009
         ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Robert E. Killen
                              --------------------------------------------------
                                    Robert E. Killen, President

Date          February 26, 2009
         ----------------------------

By (Signature and Title)*           /s/ Mark J. Seger
                              --------------------------------------------------
                                    Mark J. Seger, Treasurer

Date          February 26, 2009
         ----------------------------

* Print the name and title of each signing officer under his or her signature.